Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. §1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Terra Nostra Resources Corp. (the “Corporation”) on Form 10-KSB for the year ended May 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jeff Reynolds, Principal Financial Officer and Principal Accounting Officer, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the
Securities Exchange Act of 1934; and

(2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date:	December 22, 2006	By: /s/ Jeff Reynolds
Name: Jeff Reynolds Title: Principal Financial Officer and Principal Accounting Officer